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                                                                    EXHIBIT 23.1

                               CONSENT OF EXPERTS

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-74814) of Corrpro Companies, Inc. of our report dated May 28, 1996, appearing on page 15 of this Annual Report on Form 10-K.




PRICE WATERHOUSE LLP

Cleveland, Ohio
June 14, 1996